UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
October 23, 2024
Date of Report (Date of earliest event reported)

CBIZ, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5959 Rockside Woods Blvd. N., Suite 600
Independence, Ohio 44131
(Address of principal executive offices, including zip code)
216-447-9000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange On which registered
Common Stock, $0.01 par value	CBZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders
On October 23, 2024, CBIZ, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”) to consider a proposal (the “Stock Issuance Proposal”) to approve, for purposes of complying with applicable NYSE listing rules, the issuance of shares of the Company’s common stock as part of the consideration payable pursuant to the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), dated July 30, 2024, among the Company, Marcum LLP, a New York registered limited liability partnership, Marcum Advisory Group LLC, a Delaware limited liability company and wholly owned subsidiary of Marcum, PMMS LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, and Marcum Partners SPV LLC, a Delaware limited liability company. Additional information about the Stock Issuance Proposal and the Merger Agreement and the transactions contemplated thereby can be found in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 17, 2024 (the “Proxy Statement”)

As of the close of business on September 9, 2024, the record date for the Special Meeting, there were 50,198,939 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of 44,765,948 shares of the Company’s common stock, representing approximately 89.2% of the shares entitled to vote thereat, were present or represented by proxy, constituting a quorum.

The Stock Issuance Proposal was approved at the Special Meeting with more than 99% of votes cast in favor of the proposal. The following are the final voting results on the Stock Issuance Proposal. Because the Stock Issuance Proposal was approved, the adjournment proposal described in the Proxy Statement was not voted on at the Special Meeting.

For	44,635,716
Against	62,336
Abstain	67,896

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES:
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2024

CBIZ, Inc.

By:	/s/ Jaileah X. Huddleston
Name:	Jaileah X. Huddleston
Title:	Senior Vice President, Chief Legal Officer, and Corporate Secretary